UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 17, 2007

ECC Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32430	841642470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1833 Alton Parkway, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 856-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 17, 2007, Encore Credit Corp., the registrant’s wholly owned subsidiary, entered into a Separation and General Release Agreement (the "Separation Agreement") with Troy Gotschall, the registrant’s Executive Vice President and Chief Production Officer and the President and Chief Executive Officer of Encore Credit Corp., in connection with Mr. Gotschall’s resignation of employment effective January 15, 2007 (the "Resignation Date"). The Separation Agreement terminated and superseded Mr. Gotschall’s employment agreement, dated as of July 1, 2005 (the "Employment Agreement"), effective as of the Resignation Date. Pursuant to the Separation Agreement, Mr. Gotschall will be entitled to receive a one-time payment of $810,000, less applicable withholding (the "Separation Payment"), which represents a partial payment for the amounts owed to Mr. Gotschall under the terms of the Employment Agreement. In addition to the Separation Payment, Mr. Gotschall’s outstanding unvested shares of restricted stock immediately vest as of the Resignation Date.

The foregoing summary of certain terms of the Separation Agreement is qualified in its entirety by the complete text of the Separation Agreement. The Separation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

As described in Item 1.01 of this Current Report on Form 8-K, effective January 15, 2007, Mr. Gotschall's Employment Agreement with the registrant was terminated and superseded by the Separation Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 1.01 of this Current Report on Form 8-K, effective January 15, 2007, Mr. Gotschall's Employment Agreement with the registrant was terminated and superseded by the Separation Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Separation and General Release Agreement, dated as of January 17, 2007, by and between Encore Credit Corp. and Troy Gotschall.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC Capital Corporation

January 23, 2007	By:	/s/ Shahid S. Asghar

Name: Shahid S. Asghar
Title: President & Co-Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation and General Release Agreement, dated as of January 17, 2007, by and between Encore Credit Corp. and Troy Gotschall.